Exhibit 10.5

FOR ACCREDITED INVESTORS ONLY

THE SECURITIES ARE BEING OFFERED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT AND REGULATION D PROMULGATED THEREUNDER. INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK, AND INVESTORS SHOULD NOT INVEST ANY FUNDS IN THIS OFFERING UNLESS THEY CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PROSPECTIVE INVESTORS MUST ACQUIRE THE SECURITIES FOR INVESTMENT, SOLELY FOR THEIR OWN ACCOUNT, AND WITHOUT ANY VIEW TOWARD RESALE OR DISTRIBUTION. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

SUBSCRIPTION AGREEMENT

February 8, 2013

Teletouch Communications, Inc.
5718 Airport Freeway

Fort Worth, Texas 76117

Ladies and Gentlemen:

1.   Subscription. I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase shares of common stock (the “Securities”) of Teletouch Communications, Inc., a Delaware corporation (the "Company”) in the amount set forth on the signature page hereto on the terms and conditions described herein (the “Subscription Agreement”). The Securities are being issued in connection with that certain Loan and Security Agreement by and among the Company, DCP Teletouch, LLC and the other named parties thereto dated of even date herewith (the “Loan Agreement”). Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement. Subject to the terms and conditions of this Agreement and those set forth in the Loan Agreement as well as that certain Buyback Letter and Agreement Not to Short Securities dated as of the date hereof, at closing, the Company will sell to the Investor, and the Investor will purchase from the Company, the Securities upon payment in full of the purchase price. The purchase and sale of the Securities shall take place on or before February 8, 2013, as contemplated under the terms of the Loan Agreement.

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2.   Disclosure. Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Securities Act and applicable state securities laws, the Securities are being sold without registration under the Securities Act. I acknowledge that the Company’s Form 10-K for the year ended May 31, 2012 and all filings made by the Company since such date pursuant to Sections 139a) and 15(d) of the Securities Exchange Act of 1934, including risk factors set forth therein (collectively, the “SEC Documents”) are publicly available and that I have received all information and materials regarding the Company that I have requested.

3.   Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a)          I am purchasing the Securities for my own account for investment purposes and not with a view to or for sale in connection with the distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available.

(b)          I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

(c)          I fully understand that the Securities are a speculative investment which involves a high degree of risk of the loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Securities and I am qualified by my knowledge and experience to evaluate investments of this type. I have carefully considered the potential risks relating to the Company and purchase of its securities. I have prior investment experience (including investment in non-listed and non-registered securities), and have evaluated the merits and risks of such an investment. My overall commitment to investments which are not readily marketable is not disproportionate to my net worth, and my investment in the securities offered hereunder will not cause such overall commitment to become excessive. I, if an individual, have adequate means of providing for his or her current needs and personal and family contingencies and have no need for liquidity in his or her investment in the securities hereunder. I am financially able to bear the economic risk of this investment, including the ability to afford holding the securities for an indefinite period or a complete loss of this investment. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities.

(d)          Except as set forth in Section 6 of this Agreement, I understand that I will not be able to resell the Securities until all of the conditions under Rule 144 have been satisfied.

(e)           I am an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Securities Act. One or more of the categories set forth in Exhibit D hereto correctly and in all respects describes me, and I have so indicated by signing on the blank line or lines following a category on each such Exhibit D which so describes it.

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(f)           I understand that (i) the Securities have not been registered under the Securities Act, or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

(g)          If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

(h)          I acknowledge that the offer to sell the Securities was directly communicated to me by the Company.

(i)           I hereby represent that all information provided by me in the Questionnaire attached as Exhibit A hereto is true and accurate in all respects, and I acknowledge that the Company will be relying on such information to its possible detriment in deciding whether the Company can sell these securities to me without giving rise to the loss of the exemption from registration under applicable securities laws.

(j)           I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

(k)          I understand and agree that the certificates for the Securities shall bear substantially the following legend until (i) the Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel reasonable acceptable to the Company, the Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.”

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4.          Representations and Warranties of the Company. The Company hereby represents and warrants to Investor as follows:

(a)          The Company has the full right, power and authority to enter into this Agreement and to consummate the transaction described herein. When executed by the Company, this Agreement shall have been duly and validly executed and delivered by the Company and shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights.

(b)          The Securities have been duly authorized for issuance pursuant to this Agreement, and when issued pursuant to the terms and conditions of this Agreement will be duly authorized, validly issued, fully paid and non-assessable.

5.          Insider Trading Prohibition. Until the filing by the Company of a current report on Form 8-K with the SEC describing, among other things, the offering subject hereof, the undersigned hereby agrees to (i) refrain from (A) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (B) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company ..

6.          Severability. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

7.          Choice of Law. This Subscription Agreement shall be governed by the laws of the State of Delaware as applied to contracts entered into and to be performed entirely within the State of Delaware.

8.          Counterparts. This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

9.          Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

10.        Notices and Addresses. Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

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11.         Entire Agreement. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

12.         Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

13.         Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Shares.

FOR RESIDENTS OF ALL STATES: IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF OUR COMPANY AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE ABLE TO WITHSTAND A TOTAL LOSS OF THEIR INVESTMENT.

NOTICE TO FLORIDA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE FLORIDA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE IN FLORIDA MADE PURSUANT TO THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT SECTION 517.061(11) IS VOIDABLE BY THE PURCHASER IN SUCH SALE EITHER WITHIN 3 DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. THE AVAILABILITY OF THE PRIVILEGE TO VOID SALES PURSUANT TO SECTION 517.061(11) IS HEREBY COMMUNICATED TO EACH FLORIDA OFFEREE. EACH PERSON IS ENTITLED TO EXERCISE THE PRIVILEGE TO VOID SALES GRANTED BY SECTION 517.061(11)(A)(5) AND ANY PERSON WHO WISHES TO EXERCISE SUCH RIGHT MUST, WITHIN THREE DAYS AFTER THE TENDER OF THE PURCHASE PRICE TO THE ISSUER, AN AGENT OF THE ISSUER (INCLUDING ANY DEALER ON BEHALF OF THE COMPANY OR ANY SALES PERSON OF SUCH DEALER) OR AN ESCROW AGENT, CAUSE A WRITTEN NOTICE OR TELEGRAM TO BE SENT TO THE COMPANY AT THE ADDRESS PROVIDED IN THE MEMORANDUM—SUCH LETTER OR TELEGRAM MUST BE SENT AND, IF POSTMARKED, POSTMARKED ON OR PRIOR TO THE END OF THE AFOREMENTIONED THIRD DAY. IF A PERSON IS SENDING A LETTER IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE DATE IT WAS MAILED. PERSONS WHO MAKE THIS REQUEST ORALLY MUST ASK FOR WRITTEN CONFIRMATION THAT THIS REQUEST HAS BEEN RECEIVED.

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NASAA UNIFORM LEGEND: IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO FOREIGN INVESTORS: IF YOU LIVE OUTSIDE THE UNITED STATES, IT IS YOUR RESPONSIBILITY TO FULLY OBSERVE THE LAWS OF ANY RELEVANT TERRITORY OR JURISDICTION OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY PURCHASE, INCLUDING OBTAINING REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER REQUIRED LEGAL OR OTHER FORMALITIES.

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Number of Shares Being Purchased at $ 0.377 per share: 530,398

Manner in Which Title is to be Held. (check one)

☐ Individual Ownership

☐ Community Property

☐ Joint Tenant with Right of Survivorship (both parties must sign)

☐ Partnership

☐ Tenants in common (both parties must sign)

☒ Corporation or Limited Liability Company

☐ Trust

☐ IRA or Keough

☐ Other (please indicate)

Dated: February 8, 2013

INDIVIDUAL INVESTORS		ENTITY INVESTORS

Name of entity, if any DCP TELETOUCH, LLC
Signature (Individual)
	By:	/s/ Gary Katz
*Signature
	Its	Authorized Representative
Signature (Joint)		Title
(all record holders must sign)

/s/ Gary Katz
Name(s) Typed or Printed		Name Typed or Printed

Address to Which Correspondence		Address to Which Correspondence
Should be Directed		Should be Directed
One Barker Ave., Suite 260
White Plains, NY 10601-1517
City, State and Zip Code		City, State and Zip Code
61-16697-92
Tax Identification or		Tax Identification or
Social Security Number		Social Security Number

*	If the Shares are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

Teletouch Communications, Inc.

Dated: February 8, 2013	By:	/s/ Thomas A. Hyde, Jr.
Thomas A. Hyde, Jr., President & COO

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CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed for by an entity)

I, Gary Katz                      , the Secretary

        (name of signatory)               (title)

Of DCP Teletouch Lender, LLC Entity"), a _______________________________

(name of entity)                                          (type of entity)

hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this 8th day of February, 2013.

/s/ Gary Katz
(Signature)

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